UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2021 (October 13, 2021)

PETRA ACQUISITION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

5 West 21st Street New York, NY 10010

(Address of Principal Executive Offices) (Zip Code)

(971) 622-5800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	PAICU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	PAIC	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	PAICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The information included in Item 8.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 1.01 of this Current Report on Form 8-K to the extent required.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 8.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K to the extent required.

Item 8.01 Other Events

As previously disclosed, on September 17, 2021, Petra Acquisition, Inc. (“Petra”) issued to Pine Valley Investments, LLC (“Pine Valley”), an affiliate of Petra’s sponsor, a certain promissory note dated September 17, 2021 (the “Pine Valley Note”).

There having been no advances made by Pine Valley to Petra under the Pine Valley Note, Petra and Pine Valley entered into that certain note cancellation agreement, dated as of October 13, 2021 (the “Note Cancellation Agreement”), pursuant to which the Pine Valley Note was terminated and cancelled effective as of October 13, 2021.

Also on October 13, 2021, Petra issued promissory notes (the “Replacement Notes”) to each of T3 Investments, LLC, Miro Kesic and Jared Solomon (collectively, the “New Lenders”), pursuant to which the New Lenders agreed to make certain advances to Petra in an aggregate amount of up to $750,000 (the “Loan Amounts”). Such Loan Amounts are being made for the purpose of funding a contribution of cash for each share of common stock issued in Petra’s initial public offering (the “IPO”) that was not redeemed in connection with the stockholder vote to approve the extension of the deadline for Petra to complete an initial business combination, as contemplated in the definitive proxy statement on Scheduled 14A filed by Petra with the Securities and Exchange Commission on September 24, 2021. The Replacement Notes will bear interest at the rate of 2% per month on the outstanding Loan Amounts and such amounts will be repayable by Petra to the New Lenders upon consummation of an initial business combination. Any outstanding Loan Amounts under the Replacement Notes will be forgiven if Petra is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account established by Petra in connection with the IPO.

This summary is qualified in its entirety by reference to the text of the Note Cancellation Agreement and the Replacement Notes, which are included as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits:

Exhibit No.	Description
10.1	Note Cancellation Agreement by and between the Registrant and Pine Valley Investments, LLC
10.2	Promissory Note, dated as of October 13, 2021 from the Registrant to T3 Investments, LLC
10.3	Promissory Note, dated as of October 13, 2021 from the Registrant to Miro Kesic
10.4	Promissory Note, dated as of October 13, 2021 from the Registrant to Jared Solomon

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2021

PETRA ACQUISITION, INC.

By:	/s/ Andreas Typaldos
Name:	Andreas Typaldos
Title:	Chairman & Chief Executive Officer

2